UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2022, Armstrong World Industries, Inc. (the “Company”) announced that Christopher P. Calzaretta, the Company’s Vice President, Finance, has been appointed to succeed Brian L. MacNeal as the Company’s Senior Vice President and Chief Financial Officer, effective August 1, 2022. Mr. MacNeal will continue to serve as Senior Vice President and Chief Financial Officer with the Company through August 1, 2022, and will continue as an employee of the Company through September 1, 2022 to assist with the transition to Mr. Calzaretta.

Christopher P. Calzaretta, age 46, has served as the Company's Vice President, Finance since January 2018. Prior to joining the Company, Mr. Calzaretta served in various finance-based positions with E.I. DuPont de Nemours and Company, a chemical company, since 2007, including as Global Finance Manager with DuPont Strategic Initiatives from 2016 to 2018.

In connection with Mr. Calzaretta’s appointment as the Company’s Senior Vice President and Chief Financial Officer, Mr. Calzaretta will be entitled to the following:

•
Annual base salary of $425,000.

•
Participation in the Company’s Annual Incentive Plan with a target bonus for fiscal year 2023 of 60% of annual base salary.

•
Participation in the Company’s Equity and Cash Incentive Plan (“ECIP”), subject to the approval of the ECIP at the 2022 Annual Meeting of Shareholders, with a grant to be made with a total value of 110% of annual base salary and a grant to be made with a total value of $200,000, in each case consisting of Performance-based Restricted Stock Units which vest on the third grant date anniversary subject to the achievement of certain performance measures in each of the three years in the term.

•
Participation in all general employee benefit plans and programs as well as participation in any plans and programs for executives.

Mr. Calzaretta will also be eligible to receive separation agreements and indemnification agreements with the Company in forms previously approved by the Board of Directors of the Company.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 14, 2022, the Company issued a press release announcing the appointment of Mr. Calzaretta as Senior Vice President and Chief Financial Officer. A copy of this press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Armstrong World Industries, Inc. dated June 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Austin K. So
Austin K. So
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: June 14, 2022